UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2009

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29661 (Commission File Number)	52-1782500 (I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)    (Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On June 9, 2009, the Board of Directors of UTStarcom, Inc. (the “Company”) approved a restructuring plan designed to reduce the Company’s operating expenses and accelerate the Company’s return to profitability (the “Plan”).  The Plan includes, among other things, implementing a worldwide reduction in force of approximately 50% of the Company’s headcount, or approximately 2,300 employees.  Management expects to complete the worldwide workforce reduction by the end of the fourth quarter of 2009.  The Company expects to incur a restructuring charge of between approximately $40 million to $45 million in connection with the reduction in force.  The charge, which will be comprised largely of cash payments associated with one-time severance benefits, will be recorded in the second quarter of 2009.   The majority of the cash expenditures related to the Plan are expected to be incurred in the third and fourth quarters of 2009.

Item 2.02 Results of Operations and Financial Condition

On June 11, 2009, the Company issued a press release announcing the Plan.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is furnished pursuant to Item 2.02:

Exhibit No.	Description
99.1	Press Release dated June 11, 2009

Safe Harbor Statement

This report contains forward-looking statements, including those regarding the anticipated implementation, elements and timing of the Plan, as well as the expected timing and magnitude of restructuring charges, future cash expenditures under the Plan, and expected cost savings from the Plan.  All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements.  These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the risks that the Company may not be able to implement on the Plan effectively, the Company may incur charges and cash expenditures in connection with the Plan that are higher than anticipated or in other fiscal periods than anticipated, the Plan may not strengthen the Company’s operating performance, the Company may not achieve anticipated cost savings due to increased expenses in other areas of its business, and other risks discussed in the Company’s SEC reports and filings, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  All forward-looking statements included in this Form 8-K are based upon information available to the Company as of the date of this Form 8-K, which may change, and we assume no obligation to update any such forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: June 11, 2009	By:	/s/ Viraj Patel
	Name:	Viraj Patel
	Title:	Interim Chief Financial Officer, Vice President, Corporate Controller, and Chief Accounting Officer

Exhibit List

Exhibit No.	Description
99.1	Press Release dated June 11, 2009